UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2003

PLATO LEARNING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20842	36-3660532

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10801 Nesbitt Avenue South, Bloomington, MN		55437

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-1000

Not Applicable
(Former name or former address if
changed since last report)

SIGNATURES
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1: Press Release dated February 27, 2003.

Item 9. Regulation FD Disclosure.

We have reported our first quarter 2003 financial results. Our press release dated February 27, 2003 announcing the results is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

We have reported our first quarter 2003 financial results. Our press release dated February 27, 2003 announcing the results is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on February 27, 2003.

PLATO LEARNING, INC.

By	/s/ Gregory J. Melsen Gregory J. Melsen Vice President, Finance and Chief Financial Officer

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